Exhibit 24

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby authorizes C. Stedman Garber, Jr., James L. McCulloch and Seals M. McCarty, as attorney-in-fact and agent jointly and severally, each with full powers of substitution, to sign on his or her behalf, individually and in any and all capacities, including the capacities stated below, and to file any Post-Effective Amendment to the Registration Statement on Form S-4 (Registration No. 333-70268), including a Post-Effective Amendment No. 1 to Form S-4 on Form S-8 (or such other Form as may be appropriate), a Registration Statement on Form S-8 (or such other Form as may be appropriate) in connection with the registration of Ordinary Shares of the Registrant and any and all amendments (including post-effective amendments) to any such Post-Effective Amendment or such Registration Statement on Form S-8 with the Securities and Exchange Commission, granting to said attorney-in-fact and agent full power and authority to perform any other act on behalf of the undersigned required to be done in the premises. This power of attorney may be executed in counterparts.

Dated:   November 20, 2001



Name and Signature                Capacity


/s/ Robert E. Rose
---------------------------       Chairman of the Board of Directors
Robert E. Rose


/s/ C. Stedman Garber, Jr.
---------------------------       President and Chief Executive Officer
C. Stedman Garber, Jr.            (Principal Executive Officer), Director



/s/ James E. Oliver
---------------------------       Vice President and Controller
James E. Oliver                   (Principal Accounting Officer)


/s/ W. Matt Ralls
---------------------------       Senior Vice President and Chief Financial
W. Matt Ralls                     Officer (Principal Financial Officer)


/s/ James L. McCulloch
---------------------------       Authorized Representative in the United States
James L. McCulloch


/s/ Thomas W. Cason
---------------------------       Director
Thomas W. Cason

Name and Signature                Capacity


/s/ C. Russell Luigs
---------------------------       Director
C. Russell Luigs


/s/ Edward R. Muller
---------------------------       Director
Edward R. Muller


/s/ Paul J. Powers
---------------------------       Director
Paul J. Powers


/s/ Carroll W. Suggs
---------------------------       Director
Carroll W. Suggs


/s/ John L. Whitmire
---------------------------       Director
John L. Whitmire


/s/ Ferdinand A. Berger
---------------------------       Director
Ferdinand A. Berger


/s/ Richard L. George
---------------------------       Director
Richard L. George


/s/ Stephen J. Solarz
---------------------------       Director
Stephen J. Solarz


/s/ Nader H. Sultan
---------------------------       Director
Nader H. Sultan


/s/ Khaled R. Al-Haroon
---------------------------       Director
Khaled R. Al-Haroon


/s/ Maha A.R. Razzuqi
---------------------------       Director
Maha A.R. Razzuqi


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